As filed with the Securities and Exchange Commission on May 18, 2018

File No. 811-05028

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 433	☒

PIMCO Funds

(Exact name of Registrant as Specified in Charter)

650 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Brendan C. Fox, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 433 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed to make changes to the Trust’s Amendment No. 409 under the Investment Company Act of 1940, as amended (the “1940 Act”), as filed on July 28, 2017, as amended, as pertaining to the PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Asset-Backed Securities Portfolio, PIMCO Emerging Markets Portfolio, PIMCO High Yield Portfolio, PIMCO Mortgage Portfolio, PIMCO U.S. Government Sector Portfolio and PIMCO Municipal Sector Portfolio, each a series of the Trust’s Private Account Portfolio Series. This filing amends, and is not intended to otherwise supersede or affect, the Offering Memoranda and Offering Memorandum Supplements of the Trust’s Private Account Portfolio Series, as filed on July 28, 2017, as amended, as they relate to other series of the Trust’s Private Account Portfolio Series, which are incorporated herein by reference.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC (“PIMCO”), including separately managed private accounts and investment companies registered under the 1940 Act, and other funds, who are “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO Funds

Private Account Portfolio Series

Amendment Dated May 18, 2018 to the Private Account Portfolio Series Offering Memorandum,

dated July 28, 2017, as amended (the “Offering Memorandum”), and the Private Account Portfolio Series Offering Memorandum Supplement dated July 28, 2017, as amended (the “OM Supplement”)

Disclosure Related to PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Asset-Backed Securities Portfolio, PIMCO Emerging Markets Portfolio, PIMCO High Yield Portfolio, PIMCO Mortgage Portfolio, PIMCO U.S. Government Sector Portfolio and

PIMCO Municipal Sector Portfolio (each, a “Portfolio”)

IMPORTANT NOTICE REGARDING CHANGES IN EACH PORTFOLIO’S NAME AND, FOR CERTAIN PORTFOLIOS, CHANGES IN NON-FUNDAMENTAL INVESTMENT POLICY AND PRINCIPAL INVESTMENT STRATEGIES

PIMCO Investment Grade Corporate Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO Investment Grade Credit Bond Portfolio

In addition, effective July 30, 2018, the first two paragraphs of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum are deleted in their entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income investments of varying maturities, which may be represented by options, futures contracts, or swap agreements.

Assets not invested in investment grade fixed income investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

In addition, effective July 30, 2018, non-fundamental investment policy number 4, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(4)    The PIMCO Investment Grade Credit Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in investment grade fixed income investments.

PIMCO Long Duration Corporate Bond Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO Long Duration Credit Bond Portfolio

In addition, effective July 30, 2018, the first sentence of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum is deleted in its entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

In addition, effective July 30, 2018, non-fundamental investment policy number 7, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(7)    The PIMCO Long Duration Credit Bond Portfolio will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instruments.

PIMCO Asset-Backed Securities Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO ABS and Short-Term Investments Portfolio

In addition, effective July 30, 2018, the first two paragraphs of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum are deleted in their entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in asset-backed securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.

The average duration of the Portfolio varies based on the strategy currently being used by Pacific Investment Management Company LLC (“PIMCO”) in managing the assets of the Portfolio within the overall PIMCO private account management program. In addition, the dollar-weighted average maturity of the portion of the Portfolio’s portfolio comprised of short-term investments, under normal circumstances, is expected not to exceed three years.

In addition, effective July 30, 2018, non-fundamental investment policy number 3, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(3)    The PIMCO ABS and Short-Term Investments Portfolio will invest, under normal circumstances, at least 80% of its assets in asset-backed investments and short-term investments.

PIMCO Emerging Markets Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO EM Bond and Short-Term Investments Portfolio

In addition, effective July 30, 2018, the first sentence of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum is deleted in its entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short-term investments, which may be represented by options, futures contracts, swap agreements, or mortgage- or asset-backed securities.

In addition, effective July 30, 2018, the following is added after the second sentence of the third paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum:

In addition, the dollar-weighted average maturity of the portion of the Portfolio’s portfolio comprised of short-term investments, under normal circumstances, is expected not to exceed three years.

In addition, effective July 30, 2018, non-fundamental investment policy number 6, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(6)    The PIMCO EM Bond and Short-Term Investments Portfolio will invest, under normal circumstances, at least 80% of its assets in emerging market investments and short-term investments.

PIMCO High Yield Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO High Yield and Short-Term Investments Portfolio

In addition, effective July 30, 2018, the first two paragraphs of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum are deleted in their entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality, and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The average duration of the Portfolio varies based on the strategy currently being used by PIMCO in managing the assets of the Portfolio within the overall PIMCO private account management program. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. In addition, the dollar-weighted average maturity of the portion of the Portfolio’s portfolio comprised of short-term investments, under normal circumstances, is expected not to exceed three years.

In addition, effective July 30, 2018, non-fundamental investment policy number 5, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(5)    The PIMCO High Yield and Short-Term Investments Portfolio will invest, under normal circumstances, at least 80% of its assets in high yield investments and short-term investments.

PIMCO Mortgage Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO Mortgage and Short-Term Investments Portfolio

In addition, effective July 30, 2018, the first two sentences of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum are deleted in their entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements, or asset backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments.

In addition, effective July 30, 2018, the following is added after the first sentence of the second paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum:

In addition, the dollar-weighted average maturity of the portion of the Portfolio’s portfolio comprised of short-term investments, under normal circumstances, is expected not to exceed three years.

In addition, effective July 30, 2018, non-fundamental investment policy number 2, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(2)    The PIMCO Mortgage and Short-Term Investments Portfolio will invest, under normal circumstances, at least 80% of its assets in mortgage investments and short-term investments.

PIMCO U.S. Government Sector Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO U.S. Government and Short-Term Investments Portfolio

In addition, effective July 30, 2018, the first two paragraphs of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary in the Offering Memorandum are deleted in their entirety and replaced with the following:

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities, and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” includes bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates.

The average duration of the Portfolio varies based on the strategy currently being used by Pacific Investment Management Company LLC (“PIMCO”) in managing the assets of the Portfolio within the overall PIMCO private account management program. In addition, the dollar-weighted average maturity of the portion of the Portfolio’s portfolio comprised of short-term investments, under normal circumstances, is expected not to exceed three years.

In addition, effective July 30, 2018, non-fundamental investment policy number 1, listed in the second paragraph of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section in the Offering Memorandum, is deleted in its entirety and replaced with the following:

(1)    The PIMCO U.S. Government and Short-Term Investments Portfolio will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments and short-term investments.

PIMCO Municipal Sector Portfolio

Effective July 30, 2018, all references to the Portfolio’s name in the Offering Memorandum and OM Supplement are deleted and replaced with the following:

PIMCO Municipal Portfolio

Investors Should Retain This Amendment for Future Reference

PAPS_SUPP1_051818

PART C.          OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust dated November 4, 2014(25)
	(2)	Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 13, 2018(46)
(b)		Amended and Restated By-Laws of Registrant dated November 4, 2014(25)
(c)		Not applicable
(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(3)
	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund dated May 19, 2009(4)
	(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(6)
	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO CommoditiesPLUS® Strategy Fund dated February 23, 2010(7)
	(5)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO High Yield Spectrum Fund dated August 17, 2010(8)
	(6)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to certain fee reductions dated October 1, 2010(9)
(7)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Senior Floating Rate Portfolio, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, PIMCO RAE Fundamental PLUS International Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2035 Fund and PIMCO RAE Fundamental PLUS Small Fund dated February 28, 2011(10)

(8)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011(12)

(9)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Low Duration Portfolio and PIMCO Funds: Private Account Portfolio Series – Moderate Duration Portfolio dated August 16, 2011(13)

	(10)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to PIMCO REALPATH® 2045 Fund dated November 8, 2011(14)
(11)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012(15)

	(12)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Mortgage Opportunities Fund dated August 15, 2012(18)
	(13)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(19)
(14)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund and PIMCO StocksPLUS® Short Fund dated March 22, 2013(21)

(15)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(22)
(16)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Fundamental PLUS International Fund, PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund and PIMCO Senior Floating Rate Fund dated October 1, 2013(24)

(17)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(23)

(18)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO REALPATH® 2055 Fund dated August 12, 2014(25)
(19)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(25)

(20)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Preferred and Capital Securities Fund dated February 24, 2015(27)
(21)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(28)
(22)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund and PIMCO Inflation Response Multi-Asset Fund dated October 1, 2015(33)

(23)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Total Return ESG Fund, PIMCO Low Duration ESG Fund and PIMCO Low Duration Income Fund dated November 7, 2016(45)

(24)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – PIMCO Short Asset Portfolio dated February 14, 2017(38)

(25)

Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund and PIMCO Unconstrained Bond Fund dated October 2, 2017(43)

(26)	Amendment to Amended and Restated Investment Advisory Contract dated February 13, 2018(46)
(27)	Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund dated December 1, 2010(11)
(28)

Supplement to Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and Sub-Advisory Agreement relating to PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund and PIMCO RAE Fundamental PLUS Small Fund dated December 1, 2012(19)

(29)

Amended and Restated Sub-Advisory Agreement relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE Fundamental PLUS Small Fund and PIMCO RAE Low Volatility PLUS Fund dated December 20, 2013(23)

	(30)	Amendment to Amended and Restated Sub-Advisory Agreement relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(26)
(e)	(1)	Second Amended and Restated Distribution Contract dated February 14, 2017(46)
	(2)	Amendment to Second Amended and Restated Distribution Contract related to I-3 shares dated February 13, 2018(46)
	(3)	Form of Sales Agreement(36)
	(4)	Form of Sales Agreement(36)
(f)		Not Applicable
(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(5)
	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(5)
	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(7)
	(4)	Amendment to Custody and Investment Accounting Agreement dated February 8, 2017(42)
	(5)	Amended Appendix A to Custody and Investment Accounting Agreement dated April 20, 2017(42)
(h)	(1)	Second Amended and Restated Supervision and Administration Agreement dated April 1, 2012(17)
	(2)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Mortgage Opportunities Fund dated August 15, 2012(18)
	(3)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(19)
(4)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RAE Fundamental PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Fundamental PLUS Fund, PIMCO RAE Fundamental PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE Fundamental PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund and PIMCO StocksPLUS® Short Fund dated March 22, 2013(21)

	(5)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(22)
	(6)	Amendment to the Second Amended and Restated Supervision and Administration Agreement dated October 1, 2013(24)
(7)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO RAE Low Volatility PLUS EMG Fund, the PIMCO RAE Low Volatility PLUS Fund, and the PIMCO RAE Low Volatility PLUS International Fund dated November 5, 2013(23)

	(8)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO REALPATH® 2055 Fund dated August 12, 2014(25)
	(9)	Supplement to Second Amended and Restated Supervision and Administration Agreement dated October 1, 2014(25)
(10)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Multi-Strategy Alternative Fund and PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(25)

	(11)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Preferred and Capital Securities Fund dated February 24, 2015(27)
	(12)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(28)

(13)

Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and PIMCO StocksPLUS® Small Fund dated October 1, 2015(33)

(14)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Moderate Duration Fund and PIMCO Short Asset Investment Fund dated November 2, 2015(42)
(15)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund dated February 23, 2016(34)
(16)	Supplement to the Second Amended and Restated Supervision and Administration Agreement dated October 1, 2016(37)
(17)

Amendment to the Second Amended and Restated Supervision and Administration Agreement relating to PIMCO Funds: Private Account Portfolio Series – PIMCO Short Asset Portfolio dated

February 14, 2017(38)

(18)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Long Duration Total Return Fund dated October 2, 2017(44)
(19)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to the PIMCO Global Bond Fund (Unhedged) dated November 14, 2017(44)
(20)	Amendment to the Second Amended and Restated Supervision and Administration Agreement dated February 13, 2018(46)
(21)	Supplement to the Second Amended and Restated Supervision and Administration Agreement relating to I-3 shares dated February 13, 2018(46)
(22)	Fourth Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund dated July 25, 2011(11)
(23)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund dated July 25, 2011(11)
(24)

Seventh Amended and Restated Fee Waiver Agreement relating to PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund and PIMCO REALPATH® 2055 Fund dated August 12, 2014(25)

(25)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Short Asset Investment Fund dated July 31, 2017(42)
(26)	Amended and Restated Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund dated July 31, 2013(24)
(27)	Fee Waiver Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(19)
(28)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(22)
(29)	Fee Waiver Agreement relating to the PIMCO RAE Low Volatility PLUS EMG Fund dated November 5, 2013(23)
(30)	Fee Waiver Agreement relating to the PIMCO Multi-Strategy Alternative Fund dated November 5, 2014(26)
(31)	Fee Waiver Agreement relating to the PIMCO Real Return Limited Duration Fund dated May 11, 2015(28)
(32)	Fee Waiver Agreement relating to the PIMCO Low Duration Income Fund dated January 23, 2017(40)
(33)	Fee Waiver Agreement relating to the PIMCO Unconstrained Bond Fund dated October 2, 2017(46)
(34)	Fee Waiver Agreement relating to I-3 shares dated February 13, 2018(46)

	(35)	Amended and Restated Fee Waiver Agreement relating to the PIMCO CommodityRealReturn Strategy Fund (PIMCO Cayman Commodity Fund I Ltd.) dated February 23, 2009(20)
	(36)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund (PIMCO Cayman Commodity Fund II, Ltd.) dated February 23, 2009(20)
	(37)	Fee Waiver Agreement relating to the PIMCO CommoditiesPLUS Strategy Fund (PIMCO Cayman Commodity Fund III, Ltd.) dated May 7, 2010(20)
	(38)	Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund (PIMCO Cayman Commodity Fund VII, Ltd.) dated May 23, 2011(32)
	(39)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund (PIMCO Cayman Commodity Fund VIII, Ltd.) dated September 20, 2013(22)
	(40)	Fee Waiver Agreement relating to the PIMCO Preferred and Capital Securities Fund (PIMCO Capital Securities Fund (Cayman) Ltd.) dated March 1, 2015(27)
	(41)	Amended and Restated Expense Limitation Agreement dated February 23, 2009(11)
	(42)	Amendment to Amended and Restated Expense Limitation Agreement dated February 23, 2010(11)
	(43)	Revised Schedules A and B to Amended and Restated Expense Limitation Agreement dated May 11, 2015(28)
	(44)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset Fund dated September 26, 2012(20)
	(45)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset All Authority Fund dated September 26, 2012(20)
	(46)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(1)
	(47)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(2)
	(48)	PIMCO Cayman Commodity Fund III Ltd. Appointment of Agent for Service of Process(7)
	(49)	PIMCO Cayman Commodity Fund VII, Ltd. Appointment of Agent for Service of Process(12)
	(50)	PIMCO Cayman Commodity Fund VIII, Ltd. Appointment of Agent for Service of Process(22)
	(51)	PIMCO Capital Securities Fund (Cayman) Ltd. Appointment of Agent for Service of Process(27)
	(52)	Amended and Restated Transfer Agency and Service Agreement dated May 14, 2015(29)
(i)		Opinion and Consent of Counsel(47)
(j)	(1)	Consent of Independent Registered Public Accounting Firm(47)
	(2)(A)	Secretary’s Certificate pursuant to Rule 483(b)(36)
(k)		Not Applicable
(l)		Not Applicable
(m)	(1)	Distribution and Servicing Plan for Class A Shares(5)
	(2)	Distribution and Servicing Plan for Class C Shares(5)
	(3)	Distribution and Servicing Plan for Administrative Class Shares(16)
	(4)	Distribution and Services Plan for Class R Shares(5)
	(5)	Form of Bank Fund Services Agreement (24)
	(6)	Form of Fund Services Agreement(32)
(n)		Seventeenth Amended and Restated Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated February 13, 2018(46)
(p)	(1)	Revised Code of Ethics for the Registrant(42)
	(2)	Revised Code of Ethics for PIMCO and PIMCO Investments LLC(46)
	(3)	Revised Code of Ethics for Research Affiliates LLC(45)
*		Powers of Attorney(34)
**		Power of Attorney(39)

(1)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.

(3)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 173 on May 12, 2010, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 178 on August 30, 2010, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 181 on November 3, 2010, and incorporated by reference herein.
(10)	Filed with Post-Effective Amendment No. 187 on March 18, 2011, and incorporated by reference herein.
(11)	Filed with Post-Effective Amendment No. 210 on July 28, 2011, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 213 on August 17, 2011, and incorporated by reference herein.
(13)	Filed with Amendment No. 279 on August 30, 2011, and incorporated by reference herein.
(14)	Filed with Post-Effective Amendment No. 222 on January 30, 2012, and incorporated by reference herein.
(15)	Filed with Post-Effective Amendment No. 226 on March 7, 2012, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 228 on April 30, 2012, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 229 on May 21, 2012, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 238 on September 5, 2012, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 243 on January 29, 2013, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 245 on March 15, 2013, and incorporated by reference herein.
(21)	Filed with Post-Effective Amendment No. 246 on May 14, 2013, and incorporated by reference herein.
(22)	Filed with Post-Effective Amendment No. 253 on October 30, 2013, and incorporated by reference herein.
(23)	Filed with Post-Effective Amendment No. 255 on December 30, 2013, and incorporated by reference herein.
(24)	Filed with Post-Effective Amendment No. 257 on May 30, 2014, and incorporated by reference herein.
(25)	Filed with Post-Effective Amendment No. 265 on November 7, 2014, and incorporated by reference herein.
(26)	Filed with Post-Effective Amendment No. 267 on December 15, 2014, and incorporated by reference herein.
(27)	Filed with Post-Effective Amendment No. 270 on March 6, 2015, and incorporated by reference herein.
(28)	Filed with Post-Effective Amendment No. 273 on May 26, 2015, and incorporated by reference herein.
(29)	Filed with Amendment No. 370 on June 10, 2015, and incorporated by reference herein.
(30)	Filed with Post-Effective Amendment No. 276 on July 28, 2015, and incorporated by reference herein.
(31)	Filed with Amendment No. 375 on August 14, 2015, and incorporated by reference herein.
(32)	Filed with Amendment No. 378 on September 16, 2015, and incorporated by reference herein.
(33)	Filed with Post-Effective Amendment No. 278 on October 1, 2015, and incorporated by reference herein.
(34)	Filed with Post-Effective Amendment No. 284 on May 27, 2016, and incorporated by reference herein.
(35)	Filed with Amendment No. 389 on July 12, 2016, and incorporated by reference herein.
(36)	Filed with Post-Effective Amendment No. 286 on July 27, 2016, and incorporated by reference herein.

(37)	Filed with Amendment No. 395 on October 3, 2016, and incorporated by reference herein.
(38)	Filed with Amendment No. 399 on March 21, 2017, and incorporated by reference herein.
(39)	Filed with Post-Effective Amendment No. 291 on May 25, 2017, and incorporated by reference herein.
(40)	Filed with Post-Effective Amendment No. 292 on May 26, 2017, and incorporated by reference herein.
(41)	Filed with Post-Effective Amendment No. 295 on July 28, 2017, and incorporated by reference herein.
(42)	Filed with Post-Effective Amendment No. 298 on August 25, 2017, and incorporated by reference herein.
(43)	Filed with Post-Effective Amendment No. 301 on October 24, 2017, and incorporated by reference herein.
(44)	Filed with Post-Effective Amendment No. 307 on January 16, 2018, and incorporated by reference herein.
(45)	Filed with Post-Effective Amendment No. 311 on February 23, 2018, and incorporated by reference herein.
(46)	Filed with Post-Effective Amendment No. 314 on April 27, 2018, and incorporated by reference herein.
(47)	To be filed by amendment.

Item 29.              Persons Controlled by or Under Common Control with Registrant.

The Trust through the PIMCO Preferred and Capital Securities Fund, a separate series of the Trust, wholly owns and controls the PIMCO Capital Securities Fund (Cayman) Ltd. (“CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The CSF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Preferred and Capital Securities Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommodityRealReturn Strategy Fund®, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Fund®’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS® Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund III Ltd. (“CPS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS® Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Inflation Response Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VII, Ltd. (“IRMA Subsidiary”), a company organized under the laws of the Cayman Islands. The IRMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Inflation Response Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO TRENDS Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VIII, Ltd. (“MF Subsidiary”), a company organized under the laws of the Cayman Islands. The MF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO TRENDS Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Short-Term Floating NAV Portfolio III, a separate series of the Trust, wholly owns and controls the PIMCO ST Floating NAV III Subsidiary LLC (“Short-Term Floating NAV Subsidiary II”), a company organized under the laws of the state of Delaware. The Short-Term Floating NAV Subsidiary II’s financial statements will be included, on a consolidated basis, in the PIMCO Short-Term Floating NAV Portfolio III’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Short Asset Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO Short Asset Portfolio Subsidiary LLC (“Short Asset Portfolio Subsidiary”), a company organized under the laws of the state of Delaware. The Short Asset Portfolio Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Short Asset Portfolio’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO International Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO International Portfolio Subsidiary LLC (“International Subsidiary”), a company organized under the laws of the state of Delaware. The International Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO International Portfolio’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Income Fund, a separate series of the Trust, wholly owns and controls the MLM 766 LLC (“Income Subsidiary”), a company organized under the laws of the state of Delaware. The Income Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Income Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Total Return Fund, a separate series of the Trust, wholly owns and controls the MLM 700 LLC (“TR Subsidiary”), a company organized under the laws of the state of Delaware. The TR Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Total Return Fund’s annual and semi-annual reports to shareholders.

Item 30.              Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 265 on November 7, 2014.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.              Business and Other Connections of the Investment Adviser

Pacific Investment Management Company LLC (“PIMCO”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Research Affiliates, LLC (“Research Affiliates”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Research Affiliates, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Research Affiliates pursuant to the Advisers Act (SEC File No. 801-61153).

Item 32.              Principal Underwriter

(a)	PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)	The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Mogelof, Eric	Chairman	None
Sutherland, Eric M.	President	None
Martin, Colleen M.	Chief Financial Officer and Financial and Operations Principal	None
Adams, Daniel	Chief Compliance Officer and Anti- Money Laundering Compliance Officer	None
Ratner, Joshua D.	Chief Legal Officer	Vice President-Senior Counsel, Secretary
Plump, Steven B.	Head of Business Management, Vice President	None

*	The business address of all officers of the Distributor is 1633 Broadway, New York, NY 10019.

Item 33.              Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard, Collegeville, PA 19426, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105, Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050, Boston Financial Data Services, c/o Recall North America, 5 Beeman Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 175 Bearfoot Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 6119 Dermus, Kansas City, Missouri 64120, and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34.              Management Services

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 18th day of May, 2018.

PIMCO FUNDS
(Registrant)

By:
Peter G. Strelow*, President

*By:	/s/ Brendan C. Fox
Brendan C. Fox
as attorney-in fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 284 to Registration Statement No. 33-12113 on May 27, 2016.